                                                             -------------------
                                                              INSERTION ORDER #
                                     WebMD                          220395
                                                             -------------------
                          WebMD Advertising Agreement

--------------------------------------------------------------------------------
This WebMD Advertising Agreement sets forth the terms upon which the Client identified herein shall be permitted to advertise on the WebMD Site @www.WebMD.com. The attached General Terms and Conditions are expressly
--------------
incorporated herein by reference and form a material part hereof. By executing this WebMD Advertising Agreement, Client agrees to the terms set forth hereinbelow and in the attached General Terms and Conditions.
--------------------------------------------------------------------------------

Today's Date:  1/2/02                      [X]  New Agreement

Sales Representative:  Jim Curtis          [_]  Changes to previous agreement

--------------------------------------------------------------------------------

Contact Information

               Advertiser                 Agency                           Creative Contact/ 3/rd/ Party Server
               ----------                 ------                           ------------------------------------
Company        eDiets
Contact        Barbie Hemp
Phone          954-360-9022
Email          barb@ediets.com
------------------------------------------------------------------------------------------------------------------------
Billing          Company:       eDiets                     Address: 3467 Hillsboro Blvd ste 2
Information      Attn:        Barbie Hemp                  City: Deerfield Beach   State: Fl,       Zip: 33442
(Mandatory!)     Email:                                    Phone:                  Fax:
------------------------------------------------------------------------------------------------------------------------

Campaign Information         Start Date: 4/1/02         End Date: 4/1/04
                             ----------                 --------

Site(s)                     Impressions    Placement (ROS, doi/apg, kw, sec,etc.)     Ad Type    ($)CPM      ($) Total
-------                     -----------    --------------------------------------     -------       ---          -----
------------------------------------------------------------------------------------------------------------------------
[_] WebMD Network                          [***]

------------------------------------------------------------------------------------------------------------------------
[_]                                        [***] will be charged upfront on April 15,
                                           2002, for production of the resource
                                           center on AOL, MSN, and WebMD.  After
                                           12 months an additional [***] will be charged
                                           for placement and redesign.  Total
                                           charge for the 3 resource centers is [***]
                                           net.  2 PAYMENTS- 1/st/ invoice will be
                                           sent April 15 2002. The 2/nd/ invoice
                                           will be sent on April 15, 2003.
------------------------------------------------------------------------------------------------------------------------
[_]                                        the 120x90, 120x240, 468x60, 120x60,
                                           120x30, 100x100, 336x280 and 120x600
                                           ads will be used the network.
------------------------------------------------------------------------------------------------------------------------
[_]                                        Network consists of AOL, health, MSN
                                           health, WebMD and Medscape.com
------------------------------------------------------------------------------------------------------------------------
[_]                                        eDiets will be the exclusive
                                           performance based advertiser and will
                                           receive [***] for [***] months.
------------------------------------------------------------------------------------------------------------------------
[_]
------------------------------------------------------------------------------------------------------------------------
[_]                                        Both eDiets and WebMD reserve a 90
                                           day written cancelation policy
------------------------------------------------------------------------------------------------------------------------
[_]
------------------------------------------------------------------------------------------------------------------------
[_]                                        See attached excel sheet for full
                                           deal details and deliverables
------------------------------------------------------------------------------------------------------------------------
[_]                                        All Prices are net
------------------------------------------------------------------------------------------------------------------------
[_]
------------------------------------------------------------------------------------------------------------------------
[_]
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                    Totals                                  -                        -            -
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------
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Trafficking Information                           DART IO (Internal Use Only)      IO #:             Date booked:
                                                  -----------------------------
Please submit ad materials to ads@webmd.net       DART IO Name:
                              -------------
Phone: 646-521-9241    Fax: 646-521-9266          Username:                        Password:
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

WebMD and Client reserve the right to terminate this WebMD Advertising Agreement and remove Client's advertising from all of the WebMD sites at any time for any reason upon 30 day written notice to WebMD or Client. In such event WebMD and/or Client's sole and exclusive remedy shall be a prorated payment or refund of any fee theretofore paid by Client or charged by WebMD.

I have read, understand, and agree to be bound by the foregoing and the General Terms and Conditions which are incorporated herein by reference as if fully set forth.

     Client ____________________                    Director  __________________

     Title  ____________________   Manager/Account Executive  __________________

     Date   ____________________                        Date  __________________

Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.

                                    [LOGO]

                          WEBMD ADVERTISING AGREEMENT
                          GENERAL TERMS AND CONDITIONS

1. General Terms.
   -------------

   This Agreement is between WebMD, Inc. ("WebMD") and eDiets.com ("Client"). WebMD maintains a site on the Internet located at http://www.WebMD.com (the
                                                  --------------------
"WebMD Site") that allows users to search for and access content on the Internet. Client acknowledges that the sole obligation of WebMD is to display promotional graphics, links and/or banner advertisements (the "Promotional Displays") produced from advertising content provided by Client ("Client Content") which conform to the specifications in this Advertising Agreement, including these general terms and conditions and the insertion order attached hereto (the "Agreement"). In this regard, Client agrees that (i) WebMD has the right to market, display, perform, transmit and promote the Promotional Displays, and (ii) users of WebMD's services have the right to access and use the Promotional Displays and any content and/or services directly linked to the Promotional Displays. WebMD will display the total impressions of the Promotional Displays set forth in the attachment. Impression estimates set forth therein are provided for illustrative purposes only. WebMD will use commercially reasonable efforts to ensure that the Promotional Displays substantially conform to the description set forth in the attachment. However, WebMD reserves the right to change the overall format of the Promotional Displays upon notice to Client.

2. Compliance With WebMD Advertising Standards.
   -------------------------------------------

   WebMD reserves the right to reject Client Content that is not consistent with WebMD's standards. In addition, WebMD shall have the right, at any time, to remove any Client Content or Promotional Displays and/or terminate this Agreement if WebMD is directed to do so by any law enforcement agency, court or government agency or if WebMD determines, in its sole discretion, that the Client Content, Promotional Displays, or any portion thereof (i) violate WebMD's then applicable advertising policy; (ii) violate any law, rule or regulation;
(iii) are the subject of a claim asserted by an entity to trademarks, trade names, service marks or other proprietary rights or (iv) are otherwise objectionable to WebMD. In such event, Client's sole remedy shall be that WebMD
(i) will display other Client Content or Promotional displays as mutually agreed upon by the parties or (ii) if WebMD and Client cannot agree on the display of such other Client Content or Promotional Displays, will refund to Client a pro rata portion of the fee which Client has paid to WebMD for display of the Promotional Displays. WebMD may terminate this Agreement at any time in the event of material breach of this Agreement by Client.

3. Client's Warranties.
   -------------------

   Client is solely responsible for any legal liability arising out of or relating to the Client Content and/or the Promotional Displays. Client represents and warrants that (i) the Client Content complies with WebMD's advertising standards; (ii) Client holds the necessary rights to permit the use of Client Content and the display of Promotional Displays by WebMD for the purposes of this Agreement; (iii) the use, reproduction, distribution, or transmission of Client Content and the display of Promotional Displays will not violate any civil or criminal laws, rules or regulations or any rights of any third parties including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, night of publicity, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discrimination law or regulation, or any other right of any person or entity; (iv) neither the Client Content nor the Promotional Displays shall advertise or enable the unlawful sale of alcohol or tobacco products or any unlawful gambling activity; and (v) Client Content complies with all laws, rules and regulations of the country, state, or territory in which the Client or WebMD is located. Client agrees to indemnify; defend, WebMD and to hold WebMD harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by WebMD, arising out of or related to the Client Content, Promotional Displays, or Client's breach of any of the foregoing representations and warranties.

4. Payment.
   -------

   Advertising through Promotional Displays will be invoiced [***], and payment in full will be due upon receipt of the invoice. The first payment must be paid prior to the display of the first of the Promotional Displays. Subsequent [***] installments will be due and must be paid on [***].

5. Term and Termination.
   --------------------

   The Term of this Agreement will commence as of the date indicated on the attached insertion order as the "campaign start date" and will end as of the date indicated as the "campaign end date." Client understands that once this Agreement is executed, there shall be no refunds or proration of rates or installment payments if Client elects to discontinue display of the Promotional Displays prior to expiration of this Agreement. Notwithstanding the foregoing, WebMD may terminate this Agreement if Client fails to pay any amount due hereunder and such non-payment remains uncured for five (5) days following notice to Client of non-payment.

6. Disclaimer of Liability.
   -----------------------

   UNDER NO CIRCUMSTANCES SHALL WEBMD BE LIABLE TO THE CLIENT FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE, AND WHETHER OR NOT WEBMD HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. WEBMD SHALL IN NO EVENT BE LIABLE TO CLIENT FOR MORE THAN THE TOTAL AMOUNT PAID To WEBMD BY CLIENT HEREUNDER. WEBMD MAKES NO REPRESENTATIONS, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING WEBMD'S SERVICES OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WEBMD SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE NUMBER OF PERSONS WHO WILL ACCESS THE PROMOTIONAL DISPLAYS AND ANY BENEFIT CLIENT MIGHT OBTAIN FROM INCLUDING THE PROMOTIONAL DISPLAYS BY WEBMD.

7. Notice.
   ------

   All notices and other communications between the parties to this instrument shall be deemed given:

       (i) If addressed to the appropriate address appearing on the face of the insertion order, or if notice to a different address has been given in accordance with this Section 7, then to that address, and

       (ii) If delivered by electronic mail, when the sender has received confirmation of delivery to the addressee; if delivered by facsimile transmission, when the sender has received confirmation of delivery to the addressee; if delivered by personal delivery, when actually delivered; or if mailed, at the close of business of the third business day after mailing.

8. Miscellaneous.
   -------------

       The terms and conditions of this Agreement are confidential and neither party will make any public statement, press release, or other announcement relating to the terms and conditions of or existence of this Agreement without the prior written approval of the other, unless required by law to do so. WebMD and Client are independent contractors, and neither WebMD nor Client is an agent, representative or partner of the other. This Agreement, including the insertion order attached hereto, sets forth the entire agreement between Client and WebMD, and supersedes any and all prior agreements (whether written or oral) of WebMD and Client with respect to the subject matter set forth herein. This Agreement may only be modified, or any rights under it waived, by a written document executed by authorized representatives of both parties. This Agreement shall be interpreted, construed and enforced in all respects in accordance with laws of the State of Georgia, without regard to the actual state or country of incorporation or residence of Client. Client hereby irrevocably consents to the exclusive jurisdiction of, the courts of the State of Georgia and the federal courts situated in the State of Georgia in connection with any action arising under this Agreement. Client may not assign this Agreement, in whole or in part without the prior written consent of WebMD. This Agreement is duly enforceable against the other party in accordance with its terms and conditions.


     WEBMD, INC                               CLIENT

By: __________________                   By: __________________

Title: _______________                   Title: _______________

Date: ________________                   Date: ________________

Resource Center                                                  CPA Agreement
--------------                                                   -------------
eDiets Resource Center - please see                               [***]
description attached

                                                                 *A Paid Customer does not include any credit card
                                                                 sales that have been declined or cancelled within
Resource center will live on WebMD,                              the first ten {10} business days of the original
AOL and MSN.                                                     purchase.

eDiets will have at least three fixed links driving traffic to the resource center area on each of the three primary network partners, AOL, MSN, and WebMD at all times.

                                                                 [***] will be charged upfront as a monthly
                                                                 production cost/Maintenance fee of the resource
                                                                 center on AOL, MSN, and WebMD.  After 12 months
                                                                 an additional [***] will be charged for placement,
All ads on the resource centers are exclusive                    redesign and as a monthly maintenance fee. Total
to eDiets and ediets will have all                               charge for the 3 resource centers is [***] net.
impressions.
All links on resource center will drive to
ediets.

                                                                 The 120x90, 120x240, 468x60, 120x60, 120x30,
                                                                 100x100 and 120x600 ads will be used the network.


Additional Promotional drivers will be put in                    Network consists of AOL health, MSN health, WebMD
place on the network to drive traffic to the                     and Medscape.com
resource centers.

                                                                 eDiets will be the exclusive performance based
                                                                 advertiser and will receive [***] of [***] for
                                                                 [***] months.

                                                                 WebMD and eDiets reserve a 90 day written cancelation
                                                                 policy

Content will be updated by WebMD no less than
[***] a year.  WebMD and eDiets will work together
         ----------------------------------
to provide automatic feeds of content from
------------------------------------------
predetermined areas of eDiets in  order to
------------------------------------------
keep the resource centers fresh and useful
------------------------------------------
to the consumers.
----------------

After year one another upfront fee of [***] will be charged for year 2 as a monthly maintenance fee.

[***] Confidential Information

               WebMD/ eDiets Resource Center - Details Continued


*Resource Center (AOL health, MSN health, WebMD)
Includes:
   -   pages designed by WebMD and approved by eDiets
   -   integrated articles supplied by WebMD
   -   articles from eDiets
   - Exclusive banner placement on all pages of Resource Center - includeds 120x60, 120x90, 120x240, 468x60, 120x30
   -   Extended branding with logo's and lines of entitlement
   -   Prompts for user actions - tips, questions
   -   Drivers to the eDiets site

          . Resource Center does not have an impression guarantee as it does not yet exist and no forecast could be drawn. eDiets will receive all impressions their resource center receives. All ads, logo's and links on Center will lead to the eDiets.


Promotional Units-
Includes:
   -  Fixed Links
   -  100x100 units
   -  100x300 units
   -  Text alerts
   -  Rotational highlights on core site

*All promotional units will drive traffic to the ediets Resource center.